NET LOSS PER SHARE (Tables)	12 Months Ended
Mar. 31, 2025
Loss per share :-
SCHEDULE OF NET LOSS PER SHARE AND WEIGHTED AVERAGE NUMBER OF ORDINARY SHARES OUTSTANDING

Basic net loss per share is computed using the weighted average number of ordinary shares outstanding during the year. The following table sets forth the computation of basic and diluted net loss per share for the years ended March 31, 2023, 2024 and 2025:

	Years ended March 31,
	2023	2024	2025	2025
	HKD	HKD	HKD	USD

Net loss attributable to ordinary shareholders	$(1,011,804)	$(5,840,256)	$(27,773,099)	$(3,560,655)

Weighted average ordinary shares outstanding – Basic and diluted	6,598,926	8,138,580	13,634,620	13,634,620

Net loss per share – Basic and diluted	$(0.15)	$(0.72)	$(2.04)	$(0.26)